THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT - 2


STATEMENT OF ADDITIONAL INFORMATION DATED
MAY 1, 2004
SUPPLEMENT DATED JANUARY 25, 2005

The following replaces the eighth paragraph under the section of the statement of additional information entitled "Investment Management and Administration of VCA 2 - Matters Considered by the VCA 2 Committee":

Effective as of January 20, 2005, Jeffrey Siegel is no
longer a portfolio manager.   The portfolio manager for
VCA 2 is David A. Kiefer. Mr. Kiefer, CFA, is an Executive Vice President of Jennison, which he joined in September 2000. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A.
from Harvard Business School.